EXHIBIT 10.102
AMENDMENT GAAMD-STAR072307-01 to
PROVIDER MASTER SERVICES AGREEMENT
This Amendment GAAMD-STAR072307-01 effective as of July 29, 2007 between StarTek USA, Inc. (“StarTek”), a Delaware corporation, and AT&T Mobility LLC, (“AT&T Mobility”)a Delaware limited liability company, on behalf of itself and its Affiliates, amends that certain Provider Master Service Agreement dated January 1, 2002.
RECITALS
WHEREAS, AT&T Wireless Services, Inc. and StarTek entered into a Provider Master Service Agreement on January 1, 2002 (the “MSA”);
WHEREAS the parties agree that AT&T Wireless Services, Inc. may assign the MSA and all statements of work there under to AT&T Mobility;
WHEREAS AT&T Mobility and StarTek desire to amend the term of the MSA;
NOW THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants contained herein, the parties agree to amend the MSA as follows:
1.	The MSA is hereby assigned from AT&T Wireless Services, Inc. to AT&T Mobility LLC, which assumes all rights and obligations thereunder.
2.	Section 8. “Term and Extension of Relationship” of the MSA is hereby deleted in its entirety and it is replaced with the following:
“8. Term and Extension of Relationship
This MSA is effective as of March 21, 2002 (‘Effective Date’) and ends on September 29, 2007.”
3.	Except as amended by this Amendment GAAMD-STAR072307-01, the MSA and all responsibilities are not otherwise modified, revoked or superseded and remain in full force and effect.
IN WITNESS WHEREOF, the parties execute this Amendment as of the date stated above.

AT&T Services, Inc. on behalf off AT&T Mobility LLC	StarTek USA, Inc.

By: /s/ George Atchison	By: /s/ Patrick Hayes

Printed Name: George Atchison	Printed Name: Patrick Hayes

Title: Senior Contract Manager	Title: COO

Date: 7/30/07	Date: 27 July 2007
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Mobility, StarTek, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

AMENDMENT GAAMD-STAR072307-05 To
STATEMENT OF WORK
This Amendment GAAMD-STAR072307-05 effective as of the date it has been signed by both parties (“Effective Date”), between StarTek USA, Inc. (“StarTek”), a Delaware corporation, and AT&T Mobility LLC, (“AT&T Mobility”)a Delaware limited liability company, on behalf of itself and its Affiliates, amends that certain Provider Master Service Agreement dated January 1, 2002, as amended.
RECITALS
WHEREAS, AT&T Wireless and StarTek entered into a Provider Master Service Agreement on January 1, 2002 (the “MSA”);
WHEREAS AT&T Wireless and StarTek agreed to assign the Master Services Agreement to AT&T Mobility;
WHEREAS AT&T Wireless executed Amendment No. 001 dated April 1, 2004 incorporating a Statement of Work (“SOW”) to provide services to AT&T Wireless;
WHEREAS AT&T Mobility and StarTek desire to amend the term of the of the SOW;
NOW THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants contained herein, the parties agree to amend the MSA and SOW as follows:
1. Section IV. “Term” of the SOW is hereby deleted in its entirety and it is replaced with the following:
“IV. ‘Term’ This SOW shall begin on April 1, 2004 (“Effective Date”) and end on September 29, 2007.”
2. Except as amended by this Amendment GAAMD-STAR072307-05, the SOW is not otherwise modified, revoked or superseded and remain in full force and effect.
IN WITNESS WHEREOF, the parties execute this Amendment as of the Effective Date.

AT&T Services on behalf of AT&T Mobility LLC	StarTek USA, Inc.

By: /s/ George Atchison	By: /s/ Patrick Hayes

Printed Name: George Atchison	Printed Name: Patrick Hayes

Title: Senior Contract Manager	Title: COO

Date: 8/1/2007	Date: 27 July 2007
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Mobility, StarTek, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.